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                         PRIORITY HEALTHCARE CORPORATION       EXHIBIT 10-R
                               401(K) EXCESS PLAN


                                    ARTICLE I

                           NATURE AND PURPOSE OF PLAN

              Section 1.1. Type of Plan. The Company hereby establishes the Priority Healthcare Corporation 401(k) Excess Plan as an unfunded, non-qualified deferred compensation plan for a select group of the Employer's management or highly-compensated employees.

              Section 1.2. Purpose of Plan. The purpose of the Plan is to provide a means for the payment of deferred compensation to a select group of key senior management employees of the Employer, in recognition of their substantial contributions to the operation of the Employer, and to provide those individuals with additional financial security as an inducement to them to remain in employment with the Employer.


                                   ARTICLE II

                      DEFINITIONS AND RULES OF CONSTRUCTION

              Section 2.1. Definitions. As used in the Plan, the following words and phrases, when capitalized, have the following meanings except when used in a context that plainly requires a different meaning:

              (a) "Beneficiary" means, with respect to a Participant, the person or persons designated pursuant to Section 5.8 to receive benefits under the Plan in the event of the Participant's death.

              (b) "Board of Directors" means the Board of Directors of the Company.

              (c) "Change in Control" means an event described in Subsection 5.4(b).

              (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and interpretive rules and regulations.

              (e) "Committee" means a committee composed of those members of the Compensation and Stock Option Committee of the Board of Directors who are not Participants in the Plan.

              (f) "Company" means Priority Healthcare Corporation.


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              (g) "Compensation" means, with respect to a Participant for a Plan
         Year, the Participant's salary and bonus for the Plan Year, reduced by any salary reductions made by the Participant under a Code Section 125 cafeteria plan for the Plan Year.

              (h) "Deferral Account" means, with respect to a Participant, the bookkeeping account that serves as a record of the deferrals, Prior Plan accumulations, and earnings and losses credited to the Participant under the terms of this Plan.

              (i) "Deferral Agreement" means the written agreement entered into between an Eligible Employee and the Employer pursuant to which the Eligible Employee elects to participate in the Plan.

              (j) "Disability" means, with respect to a Participant, the Participant's inability by reason of illness or other physical or mental disability to perform the duties required by his employment for any consecutive 180 day period. The existence of a Disability shall be determined by the Committee on the basis of competent medical evidence.

              (k) "Effective Date" means January 1, 1999.

              (l) "Eligible Employee" means a key management Employee who is selected by the Committee as an individual who has the opportunity to impact significantly the annual operating success of the Employer.

              (m) "Employee" means any person employed by the Employer on a full-time salaried basis, including officers of the Company or a Related Employer.

              (n) "Employer" means the Company and any Related Employer.

              (o) "Insolvent" means, with respect to the Company, the Company being unable to pay its debts as they are due, or the Company being subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

              (p) "Investment Options" means, with respect to any Plan Year, the investment options available under the Profit Sharing Plan as of the first day of the Plan Year.

              (q) "Participant" means an Eligible Employee who becomes a Participant in the Plan pursuant to Section 3.2.

              (r) "Plan" means this instrument, as amended from time to time, and the non-qualified deferred compensation plan so established.

              (s) "Plan Year" means a calendar year commencing on or after January 1, 1999.


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              (t) "Prior Plans" means the Bindley Western Industries, Inc.
         401(k) Excess Plan and the Bindley Western Industries, Inc. Profit Sharing Excess Plan.

              (u) "Profit Sharing Plan" means the Profit Sharing Plan of Priority Healthcare Corporation and Subsidiaries.

              (v) "Rabbi Trust" means the grantor trust that the Company, in its sole discretion, may establish pursuant to Subsection 4.5(b) for the deposit of funds to be used for the exclusive purpose of paying benefits accrued under the Plan, subject to the claims of the Company's general creditors in the event the Company becomes Insolvent.

              (w) "Related Employer" means any Employer that, together with the Company, is under common control or a member of an affiliated service group, as determined under Code Subsections 414(b), (c), (m), and (o).

              (x) "Retirement" means, with respect to a Participant, the Participant's Termination of Employment, other than a Termination for Cause, on or after the date the Participant attains age 65.

              (y) "Schedule A" means the Schedule A attached to this Plan for the purpose of determining the benefits payable under Section 5.7 in connection with a Participant's death.

              (z) "Termination for Cause" means, with respect to a Participant, a Termination of Employment due to fraud, dishonesty, theft of corporate assets, or other gross misconduct by the Participant. Notwithstanding the foregoing, a Participant shall not be deemed to have incurred a Termination for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting called and held for the purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his counsel, to be heard before the Board of Directors), finding that, in the good faith opinion of the Board of Directors, the Participant was guilty of conduct constituting cause and specifying the particulars of the conduct in detail.

              (aa) "Termination of Employment" means, with respect to a Participant, the cessation of the relationship of Employer and Employee between the Participant and the Employer for any reason other than the Participant's death or Disability. A Participant shall not be treated as having incurred a Termination of Employment until the employment relationship between the Participant and all Related Employers has terminated.

              (bb) "Trustee" means the trustee of the Rabbi Trust that the Company, in its sole discretion, may establish pursuant to Subsection 4.5(b).


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              (cc) "Unforeseeable Emergency" means, for the purpose of Section
         5.6, with respect to a Participant or Beneficiary, a severe financial hardship to the Participant or Beneficiary resulting from a sudden and unexpected illness or accident of the Participant, Beneficiary, or his or her dependents; loss of the Participant's or Beneficiary's property due to casualty; or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant's or Beneficiary's control.

              Section 2.2. Rules of Construction. The following rules of construction shall govern in interpreting the Plan:

              (a) The provisions of this Plan shall be construed and governed in all respects under and by the internal laws of the State of Indiana, to the extent not preempted by federal law.

              (b) Words used in the masculine gender shall be construed to include the feminine gender, where appropriate, and vice versa.

              (c) Words used in the singular shall be construed to include the plural, where appropriate, and vice versa.

              (d) The headings and subheadings in the Plan are inserted for convenience of reference only and are not to be considered in the construction of any provision of the Plan.

              (e) If any provision of the Plan shall be held to be illegal or invalid for any reason, that provision shall be deemed to be null and void, but the invalidation of that provision shall not otherwise impair or affect the Plan.


                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

              Section 3.1. Eligibility. Participation in the Plan is limited to Eligible Employees.


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              Section 3.2. Election to Participate.

              (a) Election Procedure. Within a reasonable time before the beginning of each Plan Year, the Committee shall provide each Eligible Employee with a Deferral Agreement. An Eligible Employee may become a Participant in the Plan by delivering a completed Deferral Agreement to the Committee prior to the first day of the Plan Year. On the Deferral Agreement, the Eligible Employee shall indicate the amount or percentage of his Compensation to be deferred to the Plan for the Plan Year as an elective contribution, subject to the provisions of Subsections (b) and (c). The Eligible Employee also shall indicate whether to contribute to the Profit Sharing Plan that portion of his Compensation deferred pursuant to the preceding sentence that he can contribute to the Profit Sharing Plan for the Plan Year without exceeding the limitations of Code Subsection 402(g) and Paragraph 401(k)(3) for the Plan Year. Subject to Subsection (d), an election made under this Section shall be effective as of the first day of the Plan Year, and subject to Subsection (e), the election for any Plan Year shall be irrevocable.

              (b) Annual Deferrals. For each Plan Year, each Eligible Employee may elect to defer under the Plan up to 100% of his Compensation for the Plan Year. The Participant may elect to defer a different portion of his bonus for the Plan Year than he elects to defer with respect to the remainder of his Compensation for the Plan Year.

              (c) New Participant Deferrals. The Committee, in its sole discretion, may permit a new Eligible Employee to enroll in the Plan during a Plan Year and, no later than 30 days after becoming an Eligible Employee, make an irrevocable prospective election to defer a portion of his Compensation for the remainder of the Plan Year.

              (d) Suspension or Cessation of Deferrals. With the written consent of the Committee, a Participant may suspend or cease deferrals, in whole or in part, during the course of a Plan Year, due to an Unforeseeable Emergency. Suspension or cessation of deferrals shall not in any way affect a Participant's rights or benefits with respect to amounts already deferred under the Plan. In the event a Participant suspends or ceases deferrals pursuant to this Subsection, the Participant shall not be permitted to resume deferrals before the first day of the following Plan Year or such later date as specified by the Committee.

              Section 3.3. Cessation of Participation. Any Participant who ceases to be an Eligible Employee, but continues to be an Employee, shall cease to be eligible to make deferrals under this Article but shall continue to have a Deferral Account and to be credited with earnings and losses on his Deferral Account under Section 4.2 (until that Deferral Account is fully distributed pursuant to Article V), and the Participant shall be entitled to receive benefits under Article V.


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                                   ARTICLE IV

                         PARTICIPANTS' DEFERRAL ACCOUNTS


              Section 4.1. Establishment of Accounts. The Committee shall create and maintain adequate records to disclose the interest in the Plan of each Participant and Beneficiary. Records shall be in the form of individual bookkeeping accounts, which shall be credited with deferrals pursuant to Section 3.2, accumulations under Prior Plans pursuant to Section 4.4, and earnings and losses pursuant to Section 4.2, and debited with any contributions to the Profit Sharing Plan pursuant to Section 4.8 and any payments pursuant to Article V. Each Participant shall have a separate Deferral Account. The Participant's interest in his Deferral Account shall be fully vested at all times. Notwithstanding the preceding sentence, the Participant's interest in his Deferral Account shall be subject to the claims of the Company's general creditors in the event the Company becomes Insolvent.

              Section 4.2. Earnings and Losses.

              (a) Deemed Investment of Deferral Accounts. During each Plan Year, a Participant's Deferral Account shall be credited with investment earnings and losses as though it is invested, in accordance with the Participant's election pursuant to Subsection (b), in one or more of the Investment Options. The deemed investment of a Participant's Deferral Account among the Investment Options in accordance with the Participant's election is solely the measure of the investment performance of the Deferral Account. It does not give the Participant any ownership interest in any Investment Option, nor does it bind the Company, the Committee, or the Trustee as to the investment of any Rabbi Trust or any other amounts represented by the Deferral Accounts.

              (b) Election Procedure. Each Participant, upon first becoming an Eligible Employee, may make an initial election, on a form provided by the Committee, to allocate his Deferral Account among the Investment Options. If the Participant fails to make an initial election, he shall be deemed to have elected to allocate his Deferral Account among the Investment Options in the same manner as he had allocated the investment of his accounts in the Profit Sharing Plan as of the date he first became an Eligible Employee. A Participant may change his Investment Option designations (for his future deferrals, his existing Deferral Account, or both) once each Plan Year, as of the first day of the Plan Year, by filing an appropriate election form with the Committee by the prior December 30. Until a Participant timely files a new investment election form, his prior Investment Option designation shall control.

              Section 4.3. Credits to Deferral Accounts. A Participant's deferrals pursuant to Section 3.2 shall be credited to his Deferral Account as of the first day of the month in which the deferred amount would have otherwise been paid to the Participant as salary or bonus. Amounts accumulated by a Participant under Prior Plans and credited to his Deferral Account pursuant to
Section 4.4 shall be credited to the Participant's Deferral Account as of the Effective Date.


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Earnings and losses on the deemed investment of the Participant's Deferral
Account under Section 4.2 shall be credited monthly, on the last day of each month, based on the value of the Participant's Deferral Account as of the first day of the month.

              Section 4.4. Accumulations Under Prior Plans. If an Eligible Employee became an Eligible Employee on the Effective Date and was a participant in one or both of the Prior Plans immediately prior to the Effective Date, then as soon as practicable after the Effective Date, the Eligible Employee's Deferrals Account shall be credited with the total of any amounts credited to the Eligible Employee's accounts under the Prior Plans as of December 31, 1998.

              Section 4.5. Accounts Unfunded.

              (a) Deferral Accounts shall be accounting accruals, in the names of Participants, on the Employer's books. Deferral Accounts shall be unfunded, so that the Employer's obligation to pay benefits under the Plan is merely a contractual duty to make payments when due under the Plan. The Employer's promise to pay benefits under the Plan shall not be secured in any way, and except as provided in Subsection (b) the Company shall not set aside or segregate assets for the purpose of paying amounts credited to Participants' Deferral Accounts.

              (b) Notwithstanding the provisions of Subsection (a), the Company, in its sole discretion, may establish a Rabbi Trust. The Employer, in its sole discretion, may make such contributions to the Rabbi Trust as the Committee determines are appropriate to enable the Employer to pay benefits under the Plan. Any Rabbi Trust established under this Section shall be created pursuant to a written trust document that conforms to the model form of rabbi trust agreement approved by the Internal Revenue Service in Revenue Procedure 92-64 (as amended from time to time).

              Section 4.6. Valuation of Deferral Accounts. The value of a Participant's Deferral Account as of any date shall equal the dollar amount of any deferrals credited to the Deferral Account pursuant to Section 3.2 and Prior Plan accumulations credited to the Deferral Account pursuant to Section 4.4, increased or decreased by the earnings and losses deemed to be credited to the Deferral Account in accordance with Section 4.2, and decreased by the amount of any contributions made or to be made from the Deferral Account to the Profit Sharing Plan pursuant to Section 4.8 and any payments made from the Deferral Account to the Participant or his Beneficiary pursuant to Article V. In the event that a Participant dies before his Deferral Account has been distributed, the value of the Participant's Deferral Account shall be adjusted in accordance with Section 5.7.

              Section 4.7. Annual Report. Within 120 days following the end of each Plan Year, the Committee shall provide to each Participant a written statement of the amount standing to his credit in his Deferral Account as of the end of that Plan Year.


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              Section 4.8. Determination and Treatment of Amounts Contributable
to Profit Sharing Plan. As soon as possible for each Plan Year, the Committee shall determine the amount that each Eligible Employee electing deferrals pursuant to Section 3.2 can contribute to the Profit Sharing Plan for the same Plan Year without exceeding the limitations of Code Subsection 402(g) and Paragraph 401(k)(3) for the Plan Year. If an Eligible Employee elected to contribute to the Profit Sharing Plan that portion of his deferrals that did not exceed the determined amount, that portion shall be transferred directly to the Profit Sharing Plan no later than March 15 of the following Plan Year. Alternatively, if the Eligible Employee elected to receive a lump sum distribution of that portion of his deferrals that did not exceed the determined amount, that portion shall be distributed to him no later than March 15 of the following Plan Year. The earnings and losses credited to the transferred or distributed portion pursuant to Section 4.3 shall remain in the Eligible Employee's Deferral Account until distributed pursuant to Article V.


                                    ARTICLE V

                            DISTRIBUTION OF BENEFITS

              Section 5.1. General Distribution Rules.

              (a)  General Provisions. Except as otherwise provided in Section
         5.2 through 5.6, a Participant's Deferral Account shall be distributed to the Participant (or to his Beneficiary in the event of his death) as provided in this Section.

              (b) Participant's Election. As part of his Deferral Agreement for each Plan Year, a Participant may select, from among the options described in this Section, the form and time for the payment of his deferrals for the Plan Year (and any investment earnings attributable to those deferrals). A Participant's election for each Plan Year shall be irrevocable, but the Participant may make a new election for each Plan Year's deferrals.

                   (1) Form of Distribution. A Participant may elect to have his deferrals (and attributable earnings) for a Plan Year distributed in one of the following forms:

                        (A)  A lump sum payment; or

                        (B)  Substantially equal annual or quarterly
                   installments over a specified number of years not exceeding
                   15.

                   (2) Time of Distribution. Distribution of a Participant's deferral shall commence no later than 30 days after the earlier of the Participant's death or his Retirement.


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              (c) Accumulations Under Prior Plans. With respect to amounts accumulated by a Participant under a Prior Plan and credited to his Deferrals Account pursuant to Section 4.4, the payment election(s) made by the Participant under the Prior Plan will be treated as an election made pursuant to Subsection (b) for purposes of this Plan.

              (d) Default Procedure. If a Participant fails to make an election pursuant to this Section, then, except as otherwise provided in Sections 5.2 through 5.7, the Participant's deferrals (and attributable earnings) shall be distributed in five substantially equal annual installments commencing no later than 30 days after the earlier of the Participant's death or his Retirement.

              Section 5.2. Distribution Upon Disability. Notwithstanding Section 5.1, if a Participant incurs a Disability, the Participant's Deferral Account shall be distributed to the Participant (or, in the event of his death, to his Beneficiary) in a lump sum payment no later than 30 days after the Committee determines that the Participant has incurred a Disability.

              Section 5.3. Distribution Upon Termination of Employment Before Retirement. Notwithstanding Section 5.1, if a Participant incurs a Termination of Employment other than a Retirement, the Participant's Deferral Account shall be distributed to the Participant (or, in the event of his death, to his Beneficiary) in a single lump sum payment no later than 30 days after the Participant's Termination of Employment.

              Section 5.4. Distribution Upon Plan Termination Due to a Change in Control.

              (a) Notwithstanding any other Section, if the Plan terminates upon a Change in Control as provided in Section 7.2, a Participant's Deferral Account shall be distributed to the Participant (or, in the event of his death, to his Beneficiary) in a single lump sum payment no later than 30 days after the Change in Control occurs.

              (b) As used in this Plan, the term "Change in Control" means any of the following events:

                   (1) The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, the "Exchange Act") ("any Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act as in effect from time to time) of 25% or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute an acquisition of control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege); (ii) any acquisition by the Company; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related


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              Employer; (iv) any acquisition by any corporation pursuant to a reorganization, merger, or consolidation, if, following that reorganization, merger, or consolidation, the conditions described in clauses (A), (B), and (C) of paragraph (3) of this subsection
              (b) are satisfied; (v) any acquisition by William E. Bindley; or
              (vi) upon the death of William E. Bindley, any acquisition triggered by this death by operation of law, by any testamentary bequest, or by the terms of any trust or other contractual arrangement established by him.

                   (2) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of the Directors; provided, however, that any individual becoming a director subsequent to the Effective Date whose election or nomination for election by the Company's shareholders, with approval by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

                   (3) Approval by the shareholders of the Company of a reorganization, merger, or consolidation, in each case, unless following that reorganization, merger, or consolidation, (A) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from that reorganization, merger, or consolidation and the combined voting power of the then outstanding voting securities of that corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were then beneficiary owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to that reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation of the outstanding Company stock and outstanding Company voting securities, as the case may be; (B) no Person (excluding the Company, any employee benefit plan or related trust of the Company, or the corporation resulting from the reorganization, merger, or consolidation, in any Person beneficially owning, immediately prior to such reorganization, merger, or consolidation, directly or indirectly, twenty-five percent (25%) or more of the outstanding Company's common stock or Company voting securities, as the case may be) beneficially owned, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from that reorganization, merger, or consolidation, or the combined voting power of the then outstanding voting securities of that corporation entitled to vote generally in the election of directors;


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              and (C) at least a majority of the members of the board of directors of the corporation resulting from the reorganization, merger, or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for the reorganization, merger, or consolidation.

                   (4) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which following such sale or other disposition (i) more than 60% of, respectively, then outstanding shares of common stock of the corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively of the outstanding Company common stock and outstanding Company voting securities immediately prior to the sale or other disposition in substantially the same proportion as their ownership, immediately prior to the sale or other disposition, of the outstanding Company common stock and outstanding Company voting securities, as the case may be; (ii) no Person (excluding the Company and any employee benefit plan or related trust of the Company or the corporation and any Person beneficially owning, immediately prior to the sale or other disposition, directly or indirectly, 25% or more of the outstanding Company common stock or outstanding Company voting securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation and the combined voting power of the then outstanding voting securities of the corporation entitled to vote generally in the election of directors; and (iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of the assets of the Company.

              Section 5.5. Distribution of Small Amounts. Notwithstanding
Section 5.1, if a Participant's Deferral Account is distributable pursuant to this Article on account of death, Retirement, or Termination of Employment and the remaining value of his Account does not exceed $10,000.00, the balance of his Account shall be distributed in a lump sum payment to the Participant (or, in the event of his death, to his Beneficiary).

              Section 5.6. Distribution Upon Financial Emergency. A Participant or Beneficiary, upon written petition to the Committee, may withdraw some or all of the balance of the Participant's Deferral Account if the Committee, in its sole discretion, determines that the requested withdrawal is on account of an Unforeseeable Emergency and that the amount to be withdrawn does not exceed the amount necessary to satisfy the Unforeseeable Emergency. The balance of the Participant's Deferral Account shall not include any amount that the Participant elected to contribute to the Profit Sharing Plan pursuant to Section 3.2 but that has not yet been


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transferred to the Profit Sharing Plan pursuant to Section 4.8. Withdrawals under this Section shall not be permitted to the extent that the Unforeseeable Emergency may reasonably be relieved through (a) reimbursement or compensation by insurance or otherwise, (b) liquidation of the Participant's or Beneficiary's assets (to the extent liquidation would not itself cause a financial hardship), or (c) suspension or cessation of elective deferrals under this Plan or the Profit Sharing Plan.

              Section 5.7. Death Benefits. In the event that a Participant dies before his Deferral Account is completely distributed, his Beneficiary shall be entitled to a death benefit. The amount of the death benefit payable to the Beneficiary shall be determined under Schedule A. If the amount of the death benefit determined under Schedule A is greater than the amount credited to the Participant's Deferral Account immediately before his death, then the value of the Participant's Deferral Account shall be adjusted to equal the death benefit determined under Schedule A. The form and timing of the payment of death benefit shall be determined pursuant to Section 5.1, subject to Sections 5.2 through 5.6

              Section 5.8. Designation of Beneficiary. A Participant's Beneficiary shall be the person or persons, including a trustee, designated by the Participant in writing pursuant to the practices of, or rules prescribed by, the Committee, as the recipient of any benefits payable under the Plan following the Participant's death. To be effective, a Beneficiary designation must be filed with the Committee during the Participant's life on a form prescribed by the Committee; provided, however, that finalized divorce or marriage (other than a common law marriage) shall automatically revoke a previously filed Beneficiary designation, unless in the case of divorce the former spouse was not designated as the Beneficiary or in the case of marriage the Participant's new spouse is already the designated Beneficiary. If no person has been designated as the Participant's Beneficiary, if a Participant's Beneficiary designation has been revoked by marriage or divorce, or if no person designated as Beneficiary survives the Participant, the Participant's estate shall be his Beneficiary.


                                   ARTICLE VI

                                 ADMINISTRATION

              Section 6.1. Administrator. The Committee shall be the Administrator of the Plan. All decisions of the Committee shall be by a vote of a majority of its members and shall be final and binding.

              Section 6.2. Notices. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if it is in writing or hand delivered, or sent by registered or certified mail, to any member of the Committee. The notice or filing shall be deemed made as of the date of delivery, or if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

              Section 6.3. Powers and Duties of the Committee. Subject to the specific limitations stated in this Plan, the Committee shall have the following powers, duties, and responsibilities:

              (a) To carry out the general administration of the Plan;

              (b) To cause to be prepared all forms necessary or appropriate for the administration of the Plan;

              (c) To keep appropriate books and records;

              (d) To determine amounts to be distributed to Participants and Beneficiaries under the provisions of the Plan;

              (e) To determine, consistent with the provisions of this instrument all questions of eligibility, rights, and status of Participants and Beneficiaries under the Plan;

              (f) To issue, amend, and rescind rules relating to the administration of the Plan, to the extent those rules are consistent with the provisions of this instrument;

              (g) To exercise all other powers and duties specifically conferred upon the Committee elsewhere in this instrument; and

              (h) To interpret, with discretionary authority, the provisions of this Plan and to resolve, with discretionary authority, all disputed questions of Plan interpretation and benefit eligibility.


                                   ARTICLE VII

                            AMENDMENT AND TERMINATION

              Section 7.1. Amendment. The Company reserves the right to amend the Plan at any time by action of the Board of Directors, with written notice given to each Participant in the Plan. The Company, however, may not make any amendment that reduces a Participant's benefits accrued as of the date of the amendment unless the Participant consents in writing to the amendment. Notwithstanding the foregoing, the Company may not amend any of the provisions of Section 5.4 within three years of a Change in Control.

              Section 7.2. Termination. The Company reserves the right to terminate the Plan, by action of the Board of Directors, at any time it deems appropriate. In addition, the Plan shall terminate upon the occurrence of a Change in Control and all Participants' Accounts shall be distributed in accordance with Section 5.4. Upon termination of the Plan, no further contribution shall be made to the Plan. Distribution following termination of the Plan, other than a termination upon a Change in Control, shall be made at the time and under the terms and conditions as the Company, in its sole discretion, shall determine, which shall commence no later than the earliest of a Participant's death, Disability, Retirement or other Termination of Employment.


                                  ARTICLE VIII

                                  MISCELLANEOUS

              Section 8.1. Relationship. Notwithstanding any other provision of this Plan, this Plan and action taken pursuant to it shall not be deemed or construed to establish a trust or fiduciary relationship of any kind between or among the Company, Participants, Beneficiaries or any other persons. The Plan is intended to be unfunded for purposes of the Code and the Employee Retirement Income Security Act of 1974, as amended. The rights of Participants and Beneficiaries to receive payment of deferred compensation under the Plan is strictly a contractual right of payment, and this Plan does not grant, nor shall it be deemed to grant Participants, Beneficiaries, or any other person any interest or right to any of the funds, property, or assets of the Employer other than as an unsecured general creditor of the Employer.

              Section 8.2. Other Benefits and Plans. Nothing in this Plan shall be deemed to prevent Participants from receiving, in addition to the benefits provided for under this Plan, any funds that may be distributable to them at any time under any other present or future retirement or incentive plan of the Employer.

              Section 8.3. Anticipation of Benefits. Neither Participants nor Beneficiaries shall have the power to transfer, assign, anticipate, pledge, alienate, or otherwise encumber in advance any of the payments that may become due under this Plan, and any attempt to do so shall be void. Any payments that may become due under this Plan shall not be subject to attachment, garnishment, execution, or be transferable by operation of law in the event of bankruptcy, insolvency, or otherwise.

              Section 8.4. No Guarantee of Continued Employment. Nothing contained in this Plan or any action taken under the Plan shall be construed as a contract of employment or as giving any Participant any right to be retained in employment with the Employer. The Employer specifically reserves the right to terminate any Participant's employment at any time with or without cause, and with or without notice or assigning a reason, subject to the terms of any written employment agreement between the Participant and the Employer.

              Section 8.5. Waiver of Breach. The Company's or the Committee's waiver of any Plan provision shall not operate or be construed as a waiver of any subsequent breach by the Participant.

              Section 8.6. Protective Provisions. Each Participant shall cooperate with the Company and the Committee by furnishing any and all information requested by the Company or the Committee in order to facilitate the payment of benefits under the Plan, by taking any physical examinations the Committee may deem necessary and by taking any other relevant action as may be requested by the Company or the Committee. If any Participant refuses so to cooperate, the Company shall have no further obligation to the Participant or his Beneficiary under this Plan, other than to distribute to the Participant the cumulative deferrals he has already made pursuant to the Plan. If a Participant makes any material misstatement of information or nondisclosure of medical history, then no distributions with respect to any affected deferrals shall be made under this Plan to the Participant or his Beneficiary, other than payment to that Participant or his Beneficiary of any cumulative deferrals he has already made pursuant to the Plan; provided, however, that the Committee may determine that benefits may be payable in an amount reduced to compensate the Company for any loss, cost, damage, or expense suffered or incurred by the Company as a result in any way of the Participant's action, misstatement, or nondisclosure.

              Section 8.7. Benefit. This Plan shall be binding upon and inure to the benefit of the Employer and its successors and assigns.

              Section 8.8. Responsibility for Legal Affect. Neither the Committee nor the Company makes any recommendations or warranties, express or implied, or assumes any responsibility concerning the legal context or other implications or affects of this Plan.

              Section 8.9. Tax Withholding. The Employer shall withhold from any deferrals or from any payment made under the Plan such amount or amounts as may be required by applicable federal, State, or local laws.

              Priority Healthcare Corporation has caused this Plan to be executed by its duly authorized officers, as of the 25 day of November, 1998.

                                            PRIORITY HEALTHCARE CORPORATION


                                            By: /s/ ROBERT L. MYERS
                                               ------------------------------
                                                         (Signature)

                                                          President
                                               ------------------------------
                                                          (Office)


ATTEST:

By: /s/ BARBARA J. LUTTRELL
   ------------------------
   Barbara J. Luttrell

         (Signature)


        Asst. Secretary
    ----------------------
           (Office)